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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------


                                   FORM 8-K/A

                                 AMENDMENT NO. 1



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported):    February 14, 2003
                                                     -----------------



                        SCHNITZER STEEL INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





         OREGON                     0-22496                      93-0341923
----------------------------      ------------               -------------------
(State or other jurisdiction      (Commission                  (IRS Employer
    of incorporation)             File Number)               Identification No.)




                               3200 N.W. Yeon Ave.
                                 P.O. Box 10047
                             Portland, OR 97296-0047
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)




        Registrant's telephone number including area code: (503) 224-9900



                                    NO CHANGE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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
ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         -------------------------------------

         On February 14, 2003, Schnitzer Steel Industries, Inc.'s ("the Company") wholly-owned subsidiary, Norprop, Inc. ("Norprop"), closed its acquisition of all of the stock of Pick and Pull Auto Dismantling, Inc., which is Norprop's 50% partner in Pick-N-Pull Auto Dismantlers, a California general partnership (the "Joint Venture"). In addition, Norprop purchased all of the membership interests in Pick-N-Pull Auto Dismantlers, Stockton, LLC ("Stockton"), which is not part of the Joint Venture, but operates the single largest volume Pick-N-Pull store. Both of these entities were acquired from Bob Spence, who has managed the business of the Joint Venture.

         The Joint Venture stores together with Stockton ("Pick-N-Pull") are one of the country's leading self service used auto parts networks with 17 locations in northern California, two locations in Nevada, and one location in each of Texas, Utah, Illinois and Indiana. For the year ended December 31, 2002, Pick-N-Pull had revenues of $61.3 million.

         The cost of the Acquisition consisted of $71.4 million of cash paid to the seller at closing, $3.3 million of debt assumed and immediately paid off, and $0.7 million of acquisition costs. In addition, Norprop assumed approximately $12.5 million of debt owed by the Joint Venture to the Company bringing the total purchase price to $87.9 million (or $84.3 million net of the seller's $3.6 million share of the Joint Venture's cash on hand at closing). The agreement provides for a purchase price adjustment approximately one year after closing based upon the operating results of the acquired business.

         The cash paid in the transaction was funded from the Company's available cash balances and borrowings under its bank credit facility. The amount of consideration paid was determined in arms-length negotiations between the Company and Mr. Spence.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         a)   Financial Statements of Business Acquired.
              ------------------------------------------
              The following financial statements of Pick-N-Pull are included as
              Exhibit 99.1:

              Audited Balance Sheets of Pick-N-Pull as of December 31, 2002 and 2001, and related audited Statements of Operations and Partners' and Member's Equity, and Statements of Cash Flows of Pick-N-Pull for each of the years in the three-year period ended December 31, 2002.

         b)   Pro Forma Financial Information.
              --------------------------------
              The following pro forma financial information is included as
              Exhibit 99.2:

              Pro forma Balance Sheet as of November 30, 2002 and pro forma Statements of Income for the year ended August 31, 2002 and the three-month period ended November 30, 2002.

         c)   Exhibits:
              ---------

              2.1 Stock and Membership Interest Purchase Agreement dated January 8, 2003 among Bob Spence, Pick and Pull Auto Dismantling, Inc., Pick-N-Pull Auto Dismantlers, Pick-N-Pull Auto Dismantlers, Stockton, LLC and Norprop, Inc. Filed as
                    Exhibit 2.1 to the Company's Form 10-Q for the quarter ended November 30, 2002 and incorporated herein by reference.

              23.1 Consent of PricewaterhouseCoopers LLP, independent accountants of Pick-N-Pull.

              99.1 Audited Balance Sheets of Pick-N-Pull as of December 31, 2002 and 2001, and related audited Statements of Operations and Partners' and Member's Equity, and Statements of Cash Flows of Pick-N-Pull for each of the years in the three-year period ended December 31, 2002.

              99.2 Pro forma Balance Sheet as of November 30, 2002 and pro forma Statements of Income for the year ended August 31, 2002 and the three-month period ended November 30, 2002.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             SCHNITZER STEEL INDUSTRIES, INC.
                                             (Registrant)



Date:  April 25, 2003                        By: /s/ Barry A. Rosen
       --------------                            ---------------------------
                                                 Barry A. Rosen
                                                 Vice President, Finance and
                                                 Chief Financial Officer

                                INDEX TO EXHIBITS
                                -----------------



Exhibit
Number        Exhibit Title
------        -------------

 2.1 Stock and Membership Interest Purchase Agreement dated January 8, 2003 among Bob Spence, Pick and Pull Auto Dismantling, Inc., Pick-N-Pull Auto Dismantlers, Pick-N-Pull Auto Dismantlers, Stockton, LLC and Norprop, Inc. Filed as Exhibit 2.1 to the Company's Form 10-Q for the quarter ended November 30, 2002 and incorporated herein by reference.

              The following schedules and exhibits to the Stock and Membership Interest Purchase Agreement have been omitted and will be provided to the Securities and Exchange Commission upon request:

              Schedule 4.1          Capitalization
              Schedule 4.2          Organization
              Schedule 4.3          Authorization
              Schedule 4.4          Subsidiaries
              Schedule 4.5          Financial Statements
              Schedule 4.6          Absence of Certain Changes or Events
              Schedule 4.7          Title to Assets
              Schedule 4.8          Condition of Tangible Assets
              Schedule 4.9          Contracts and Commitments
              Schedule 4.10         No Conflict or Violation
              Schedule 4.11         Consents and Approvals
              Schedule 4.12         Litigation
              Schedule 4.13         Labor Matters
              Schedule 4.14         Liabilities
              Schedule 4.15         Compliance with Law
              Schedule 4.16         Brokers
              Schedule 4.17         Other Agreements to Sell Assets
              Schedule 4.18         Proprietary Rights
              Schedule 4.19         Status of Contracts
              Schedule 4.20         Employee Benefit Plans
              Schedule 4.21         Transactions with Seller
              Schedule 4.22         Tax Matters
              Schedule 4.23         Employment Agreements and Compensation
              Schedule 4.24         Insurance
              Schedule 4.25         Receivables
              Schedule 4.26         Inventories
              Schedule 4.27         Purchase Commitments and Outstanding Bids
              Schedule 4.28         Payments
              Schedule 4.29         Environmental
              Schedule 4.30         Warranties and Liability
              Schedule 4.31         Permits and Licenses
              Schedule 4.32         Undisclosed Liabilities
              Schedule 4.33         Bank Accounts
              Schedule 4.34         Records
              Schedule 4.35         Misstatements or Omissions
              Schedule 6.2          Guarantees of Seller
              Schedule 6.3          Certain Prohibited Transactions

              Exhibit A             Wire Transfer Instructions
              Exhibit B             Form of Spence Employment Agreement
              Exhibit C             Form of Reddy Employment Agreement
              Exhibit D             Form of Escrow Agreement





23.1 Consent of PricewaterhouseCoopers LLP, independent accountants of Pick-N-Pull.

99.1 Audited Balance Sheets of Pick-N-Pull as of December 31, 2002 and 2001, and related audited Statements of Operations and Partners' and Member's Equity, and Statements of Cash Flows of Pick-N-Pull for each of the years in the three-year period ended December 31, 2002.

99.2 Pro forma Balance Sheet as of November 30, 2002 and pro forma Statements of Income for the year ended August 31, 2002 and the three-month period ended November 30, 2002.